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                                                              EXHIBIT 10.79

                    FIRST AMENDMENT TO AMENDED AND RESTATED
                         SUBSIDIARY GUARANTY AGREEMENT

         This First Amendment to Amended and Restated Subsidiary Guaranty dated as of November 21, 1994 (this "Guaranty Amendment") is among each of the Subsidiary Guarantors listed on the signature pages hereof under the caption "Subsidiary Guarantors" and NationsBank of Texas, N.A. (the "Agent"), as agent for the banks under the Amended and Restated Credit Agreement dated as of May 13, 1994 (as the same may be amended from time to time, the "Credit Agreement") among Union Texas Petroleum Holdings, Inc. (the "Company"), the Co-Agents and lenders parties thereto ("Banks") and the Agent.

         In consideration of the mutual covenants contained herein, the parties hereto agree as follows:

         1. Amendments to the Guaranty Agreement. The Amended and Restated Subsidiary Guaranty Agreement dated as of May 13, 1994 (the "Guaranty Agreement") executed by the Subsidiary Guarantors and the Agent is hereby amended as follows:

                 1.1. The preamble to the Guaranty Agreement is hereby amended by deleting the parenthetical ("Agreement") and inserting in lieu thereof the following parenthetical (as may be amended or otherwise modified from time to time in accordance with the terms hereof, the "Agreement").

                 1.2. The third recital to the Guaranty Agreement is hereby amended by deleting the parenthetical ("Amended and Restated Credit Agreement") and inserting in lieu thereof the following parenthetical:

         ("1994 Credit Agreement"; and the 1994 Credit Agreement, as it may be amended or otherwise modified from time to time, is herein called the "Amended and Restated Credit Agreement")

                 1.3. The fourth recital to the Guaranty Agreement is hereby amended by inserting, immediately after the dollar amount "$350,000,000", the phrase "or such other amount as may be available pursuant thereto".

                 1.4. The seventh recital to the Guaranty Agreement is hereby amended to read as follows:

                 WHEREAS, as a condition to borrowings under the Amended and Restated Credit Agreement, each Required Guarantor is required to execute and deliver to the Agent this Agreement whereby such entity shall, subject to Section 2.08 hereof, guarantee the payment when due of the principal of and interest on all Loans and all other amounts payable at any time, whether denominated in
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         Sterling, Dollars or otherwise, by any Obligor under any of the
         Financing Documents or under the 1994 Credit Agreement or any note issued in connection with the 1994 Credit Agreement, including, without limitation, interest which accrues during a proceeding which occurs under the U.S. Bankruptcy Code or which would otherwise accrue under the terms of any of the Financing Documents, the 1994 Credit Agreement or any note issued in connection with the 1994 Credit Agreement, but for a proceeding under the U.S. Bankruptcy Code (such principal, interest and other amounts being herein called the "Guaranteed Amounts");

                 1.5. Section 1.01. The Guaranty Agreement is hereby further amended by deleting the phrase "under the 1992 Agreement" from the second sentence of Section 1.01 and inserting in lieu thereof the phrase "under the 1994 Credit Agreement".

                 1.6. Section 2.09. The Guaranty Agreement is hereby further amended by inserting, immediately following Section 2.08 of the Guaranty Agreement, a new Section 2.09 reading as follows:

                 SECTION 2.09. Obligation Currency. The obligations of each Subsidiary Guarantor hereunder to make payments in Dollars or in Sterling (the "Obligation Currency") shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency except to the extent to which such tender or recovery shall result in the effective receipt by the Banks of the full amount of the Obligation Currency expressed to be payable hereunder, and accordingly such obligations of each Subsidiary Guarantor shall be enforceable as an alternate or additional cause of action for the purpose of recovery in the Obligation Currency of the amount (if any) by which such effective receipt shall fall short of the full amount of the Obligation Currency expressed to be payable hereunder and shall not be effected by judgment being obtained for any other sums due under this Agreement.

                 1.7. Section 3.10 of the Guaranty Agreement is hereby amended to read as follows:

                 SECTION 3.10. Judgment Currency. Each Subsidiary Guarantor agrees to indemnify the Agent and each Bank against any loss incurred by it as a result of any judgment or order being given or made and expressed and paid in a currency (the "Judgment Currency") other than the Obligation Currency and as a result of any variation as between
         (i) the rate of exchange at which the Obligation Currency amount is converted into the Judgment Currency for the purpose of such judgment or order and (ii) the spot rate of exchange in the Sterling Lending Office of the Agent or any Bank at which the Agent or such Bank on the date of payment of such judgment or order is able to purchase Obligation Currency with the amount of the Judgment Currency actually received by the Agent or such Bank. The foregoing indemnity shall constitute a separate and independent obligation of each Subsidiary Guarantor and shall continue in full





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         force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the Obligation Currency.

         2. Acknowledgement and Consent. To induce the Agent and the Banks to execute the First Amendment Agreement dated as of November 21, 1994 among the Company, the Banks and Co-Agents parties thereto, and the Agent (the "Credit Agreement Amendment") and other Financing Documents, each of the undersigned Subsidiary Guarantors hereby (a) consents to and agrees to the terms of the Credit Agreement Amendment and the Credit Agreement as amended thereby and the other Financing Documents, (b) agrees that (i) none of such Subsidiary Guarantor's obligations under or in connection with the Financing Documents and none of the Banks' or the Agent's rights and remedies with respect to any Subsidiary Guarantor is released, impaired or affected thereby or by the foregoing, (ii) neither the Guaranty Agreement as amended hereby nor any other Financing Document provided by any Subsidiary Guarantor is released, impaired or affected thereby or by any of the foregoing, and (iii) this acknowledgement shall not be construed as requiring the consent or agreement of any Subsidiary Guarantor in any circumstance, (c) ratifies and confirms all provisions of all Financing Documents executed by such Subsidiary Guarantor and all documents pertaining thereto or referred to therein, and (d) agrees that none of such Subsidiary Guarantor's obligations, none of the Banks' or the Agent's rights and remedies and neither the Guaranty Agreement as amended hereby, nor any other Financing Document, would be released, impaired or affected if such Subsidiary Guarantor had not acknowledged the Credit Agreement Amendment and other Financing Documents.

         3.      Miscellaneous.

                 3.1. Amendments, Etc. No amendment or waiver of any provision of this Guaranty Amendment, and no consent to any departure by any Subsidiary Guarantor, any Bank or the Agent herefrom, shall in any event be effective unless effected in accordance with Section 3.03 of the Guaranty Agreement. This Guaranty Amendment shall become effective upon the execution of this Guaranty Amendment by the Subsidiary Guarantors and the Agent.

                 3.2. Texas Law. This Guaranty Amendment, and the Guaranty Agreement as amended hereby, shall be construed in accordance with and governed by the laws of the State of Texas.

                 3.3. Preservation. Except as specifically modified by the terms of this Amendment, all of the terms, provisions, covenants, warranties and agreements contained in the Guaranty Agreement remain in full force and effect. Each of the undersigned Subsidiary Guarantors hereby ratifies and confirms the Guaranty Agreement as amended hereby. Terms used herein which are not defined herein and are defined in the Credit Agreement, as amended by the Credit Agreement Amendment, are used herein as defined in the Credit Agreement, as amended by the Credit Agreement Amendment. References





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in the Guaranty Agreement as amended hereby to "the Agreement", "the Guaranty
Agreement", "this Guaranty Agreement" or to "this Agreement" or to words of similar effect (such as "herein") shall mean the Guaranty Agreement as amended hereby.

                 3.4. Execution in Counterparts. This Guaranty Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                 3.5. Authority, etc. Each of the undersigned Subsidiary Guarantors hereby represents and warrants to the Agent and each of the Banks that (a) the execution and delivery by such Subsidiary Guarantor of the Guaranty Agreement and this Guaranty Amendment, and the performance of the Guaranty Agreement as amended hereby and this Guaranty Amendment, (i) are within such Subsidiary Guarantor's corporate powers, (ii) have been duly authorized by all necessary corporate action of such Subsidiary Guarantor,
(iii) do not contravene or constitute a default under any provision of applicable law or regulation and (iv) require no authorization, consent or approval of any governmental body, agency or official other than those authorizations, consents and approvals that have been obtained and are in full force and effect, and (b) the Guaranty Agreement and this Guaranty Amendment have been duly executed and delivered by such Subsidiary Guarantor and this Guaranty Amendment and the Guaranty Agreement as amended hereby constitute legal, valid and binding obligations of such Subsidiary Guarantor.





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         IN WITNESS WHEREOF, the parties hereto have caused this Guaranty
Amendment to be duly executed and delivered by their respective officers thereunto duly authorized, as of the date first above written.


                                        SUBSIDIARY GUARANTORS:

                                        UNION TEXAS PETROLEUM ENERGY CORPORATION


                                        By:   /s/ M. N. Markowitz
                                        Name:   M. N. Markowitz
                                        Title:   Treasurer


                                        UNION TEXAS PRODUCTS CORPORATION


                                        By:   /s/ M. N. Markowitz
                                        Name:   M. N. Markowitz
                                        Title:   Treasurer


                                        UNION TEXAS EAST KALIMANTAN LIMITED


                                        By:   /s/ M. N. Markowitz
                                        Name:   M. N. Markowitz
                                        Title:   Treasurer


                                        UNION TEXAS INTERNATIONAL CORPORATION


                                        By:   /s/ M. N. Markowitz
                                        Name:   M. N. Markowitz
                                        Title:   Treasurer





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                                        UNISTAR, INC.


                                        By:   /s/ M. N. Markowitz
                                        Name:   M. N. Markowitz
                                        Title:   Vice President




                                        AGENT:

                                        NATIONSBANK OF TEXAS, N.A., as Agent


                                        By:   /s/ Paul A. Squires
                                        Name:   Paul A. Squires
                                        Title:   Senior Vice President





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